Exhibit 10.1
Execution Version
SUPPLEMENTAL INDENTURE NO. 1

Supplemental Indenture No. 1, dated as of August 7, 2026 (this “Supplemental Indenture”), among BWXT D.C. Fabricators, LLC, a Delaware limited liability company (“D.C. Fabricators”), a subsidiary of BWX Technologies, Inc., a Delaware corporation (or its permitted successor) (the “Company”), BWXT Precision Custom Components, LLC, a Delaware limited liability company (together with D.C. Fabricators, the “Additional Guarantors” and each an “Additional Guarantor”), a subsidiary of the Company, the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust Company, National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of November 10, 2025 (the “Indenture”), providing for the issuance of 0% Convertible Senior Notes due 2030 (the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances each Additional Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Additional Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Guarantee”); and
WHEREAS, pursuant to Section 8.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, each Additional Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.Agreement to Guarantee. Each Additional Guarantor hereby becomes a party to the Indenture as a Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. Each Additional Guarantor hereby agrees, on a joint and several basis with all the existing Guarantors, to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 11 thereof.
3.Ratification of Indenture – Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
4.No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Additional Guarantor, as such, shall have any liability for
518841682

any obligations of the Company or any Additional Guarantor under the Notes, any Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.
5.GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
7.Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the other parties hereto shall be deemed to be their original signatures for all purposes.
8.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
9.The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Additional Guarantor and the Company.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.
Dated: August 7, 2026

BWXT D.C. FABRICATORS, LLC
By: /s/ I. Sadat Daboh
Name: I. Sadat Daboh
Title: Treasurer

BWXT PRECISION CUSTOM COMPONENTS, LLC
By: /s/ I. Sadat Daboh
Name: I. Sadat Daboh
Title: Treasurer

BWX TECHNOLOGIES, INC.
By: /s/ I. Sadat Daboh
Name: I. Sadat Daboh
Title: Vice President, Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By: /s/ Brandon J. Bonfig
Name: Brandon J. Bonfig
Title: Vice President

(Signature Page to Supplemental Indenture No. 1)

Other Guarantors:
BWXT INVESTMENT COMPANY
BWXT GOVERNMENT GROUP, INC.
BWXT COMMERCIAL GROUP, INC.
BWXT ORDNANCE TENNESSEE, INC.
BWXT ADVANCED FUELS HOLDINGS, LLC
KINECTRICS US INC.
KINECTRICS AES INC.
BWXT ADVANCED FUELS, LLC
BWXT ENRICHMENT SERVICES, LLC
BWXT ENRICHMENT OPERATIONS, LLC
BWXT NUCLEAR OPERATIONS GROUP, INC.
BWXT TECHNICAL SERVICES GROUP, INC.
BWXT NUCLEAR ENERGY, INC.
NUCLEAR FUEL SERVICES, INC.
BWXT ISOTOPE TECHNOLOGY GROUP, INC.
BWXT ADVANCED TECHNOLOGIES LLC
CUNICO CORPORATION
BWXT CUNICO HOLDINGS, INC.
BWXT NUCLEAR MAINTENANCE SERVICES, INC.
BWXT NOG TECHNOLOGIES, INC.
MARINE MECHANICAL CORPORATION
NOG – ERWIN HOLDINGS, INC.
NFS HOLDINGS, INC.
BWXT WASHINGTON, INC.
BWXT INTERNATIONAL TECHNICAL SERVICES, INC.
BWXT FEDERAL SERVICES, INC.
BWXT MT. ATHOS, LLC

By: /s/ Michael T. Fitzgerald
Name: Michael T. Fitzgerald
Title: Vice President
(Signature Page to Supplemental Indenture No. 1)